REAL ESTATE PURCHASE AGREEMENT

               THIS REAL ESTATE PURCHASE AGREEMENT (the "Agreement") is entered into and is effective this 14th day of October 2014 by and between Insulcrete, Inc., a Delaware corporation with principal offices at 706 Orchid Drive, Unit D, Bakersfield, California 93308 (the "Buyer" or the "Company") and International Credit Bureau, Inc., a Nevada corporation with principal offices at 706 Orchid Drive, Bakersfield, California 93308 (the "Seller"). As used herein, the term "Parties" shall be used to refer to the Buyer and the Seller jointly.

WHEREAS:

A.   The Parties acknowledge and agree that prior to entering into this Agreement, they have had a pre-existing business relationship that existed for more than six (6) calendar months prior to the date of this Agreement.

B.   The Seller warrants and represents that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "1933 Act") and that it is entirely familiar with the definition of the term as it is used therein.

C.   The Seller warrants and represents that prior to entering into this Agreement, the Seller reviewed the Buyer's Annual Report on Form 10-K for the fiscal year ending December 31, 2013 together the disclosures, risk factors, and other uncertainties set forth therein and in the Buyer's Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the "Commission") from and after January 1, 2013 to the present (all collectively as the "Periodic Reports").

D.   The Seller warrants and represents that it has had a sufficient opportunity to ask questions of the officers and directors of the Buyer regarding the Company, its affairs, and prospects and to receive answers to all said questions.

E.   The Seller warrants and represents that it is sophisticated and experienced in acquiring the unregistered securities of small, early-stage companies that have little or no history of generating revenues or generating or sustaining positive cash flow or profits.

F.   The Seller understands that the securities that it contemplates acquiring under this Agreement (the "Securities") are and will be deemed to be "restricted securities," as that term is used in the 1933 Act and that the Seller will need to hold the Securities for an indefinite period of time since there is no trading market for the Securities and there is no likelihood that any trading market will ever develop.

G.   The Seller warrants and represents that it understands that the purchase of the Securities represents the purchase of a HIGH RISK investment and the Seller is prepared to lose all of its investment.

H.   The Seller warrants and represents that the Buyer's Common Stock is traded on a limited and sporadic basis and that no liquid trading market exists for the Buyer's Common Stock and there can be no guarantee that any such trading market will develop or if it does develop that it will be sustained.

I.   The Seller warrants and represents that it understands that the Buyer is considered a "shell company" under Rule 144(i) of the 1933 Act and that unless and until the Buyer is able to complete the "curative steps" set forth in Rule 144(i), that the Seller will not be able to utilize or claim the exemption provided by Rule 144 with the result that the Seller may not be able to undertake any public resale of the Securities until after one year from the date of this Agreement.

J.   The Seller acknowledges and agrees that the Buyer has not and will not be providing any legal, investment, business, tax or other advice to the Seller in connection with this Agreement and the transactions contemplated hereby and that the Seller has assured the Buyer that the Seller is relying and will continue to rely upon its own advisors for all said advice.

K.   The Seller warrants and represents that it is able to make an informed investment decision in connection with this Agreement, the purchase of the Securities, and the transactions contemplated hereby.

L.   The Seller warrants and represents that coincident with the execution and delivery of this Agreement, the Seller has executed that certain Investment Agreement of this date wherein the Seller has agreed to certain other terms and conditions relating to and required by applicable state and federal securities laws (the "Investment Agreement") attached hereto as Exhibit A.

M.   The Parties intend that this Agreement supersede and replace all prior and contemporaneous oral and written agreements, understandings, and commitments of the Parties with respect to the transactions contemplated hereby.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.   Agreement of the Seller. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller hereby does hereby covenant and agree as follows

1.01   Sale and Purchase of Real Estate. Seller agrees to sell, and Buyer agrees to buy from Seller the property described as follows:

That certain parcel of real estate located at 80501 Avenue 4B #59, Indio, California 92201 (the "Real Estate" or "Real Property") with the legal description as provided to the Buyer.

a.   Together with the following items, if any: curtains and rods, draperies and rods, valances, blinds, window shades, screens, shutters, awnings, wall-to-wall carpeting, mirrors fixed in place, ceiling fans, attic fans, mail boxes, television antennas and satellite dish system with controls and equipment, permanently installed heating and air-conditioning units, window air-conditioning units, built-in security and fire detection equipment, plumbing and lighting fixtures including chandeliers, water softener, stove, built-in kitchen equipment, garage door openers with controls, built-in cleaning equipment, all swimming pool equipment and maintenance accessories, shrubbery, landscaping, permanently installed outdoor cooking equipment, built-in fireplace screens, artificial fireplace logs and all other property owned by Seller and attached to the above described real property except the following property which is not included.

b.   All property sold by this contract, whether real or personal, is hereinafter referred to as the "Property," "Real Property," or the "Real Estate."

2.   Sales Price. The Parties agree that the Real Property is to be purchased by the Buyer in exchange solely for the restricted securities of the Buyer consisting of ONE HUNDRED EIGHTY (180) shares of the Buyer's Series D Preferred Stock (the Series D Preferred Stock as hereinafter as the "Securities"). The Parties agree that the Buyer has not paid, is not paying, and will not be paying any other consideration to the Seller or any third party in connection with the Buyer's purchase of the Real Estate.

2.01 Personal Property Included in Real Estate. In addition to the Real Property, the Seller hereby conveys to Buyer all of that certain personal property attached and located on the (the "Personal Property") and as used herein, the Parties agree that the same shall hereinafter be deemed to be part of the Real Property for all purposes.

3.   Financing Matters. At the Closing, the Real Property shall be free and clear of all mortgages, deeded of trust, judgments, liens, and other encumbrances, both legal and equitable, and that the Buyer will hold the Property free and clear of all said encumbrances.

4.   TRANSFER DISCLOSURE STATEMENT; NATURAL HAZARD DISCLOSURE STATEMENT; LEAD-BASED PAINT HAZARD DISCLOSURES; AND OTHER DISCLOSURES WITH CANCELLATION RIGHTS:

A.  A Real Estate Transfer Disclosure Statement ("TDS"), Natural Hazard Disclosure Statement ("NHD"), Federal Lead-Based Paint Disclosures and pamphlet ("Lead Disclosures"), disclosure regarding industrial use (if Seller has actual knowledge that the Real Estate is in, adjacent to, or affected by a zone or district allowing manufacturing, commercial or airport use), and military ordnance disclosure (if Seller has actual knowledge that an area within one mile of the Real Estate is identified by federal or state authorities as an area once used for military training purposes which may contain potentially explosive munitions) shall be completed and delivered, at least ten (10) days prior to Closing, to the Buyer, who shall return signed copies to the Seller.

Seller further indicates as follows:

Seller does not have actual knowledge that the Real Property is in, adjacent to, or affected by a zone or district allowing manufacturing, commercial or airport use. If the first box is checked, an 'industrial use disclosure' will be given to Buyer.

Seller does not have actual knowledge that an area within one mile of the Real Property is identified by federal or state authorities as an area once used for military training purposes which may contain potentially explosive munitions. If the first box is checked, a 'military ordnance disclosure' will be given to Buyer.

B.   In the event that Seller, prior to Closing, becomes aware of adverse conditions materially affecting the Real Property, or any material inaccuracy in the disclosures, information or representations previously provided to Buyer (including those made in a TDS), of which Buyer is otherwise unaware, Seller shall promptly provide a subsequent or amended disclosure, in writing, covering those items. However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies disclosed in reports received by the Buyer.

C.   Seller has actual knowledge of any special tax on the Property levied pursuant to the Mello-Roos Community Facilities Act or similar laws. If Seller has actual knowledge of the existence of said special tax, Seller shall make a good faith effort to obtain a disclosure notice from any local agencies that levy said special tax on the Property pursuant to said Act, and promptly deliver to Buyer any such notice made available by those agencies. If Seller has actual knowledge of said tax, Seller's best estimate of the yearly total of said tax is: to be assumed by the Seller.

D.   If the TDS, the NHD, the Lead Disclosures (if applicable), industrial use disclosure (if applicable), military ordnance disclosure (if applicable), the Mello-Roos disclosure notice (if applicable) or any subsequent or amended disclosure is delivered to the Buyer, the Buyer shall have until the later of 14 days after the signing of the Contract, or 14 days after the delivery of the notice(s), to investigate the disclosures and, if defective or undesirable condition(s) are present, to either cancel the Contract by notice in writing on the basis of one or more defective or undesirable conditions, or to request in writing that Seller remedy (if applicable) the defective or undesirable condition(s). Upon receiving such request, Seller has three (3) days to remedy the defect(s) to the satisfaction of Buyer, or cancel the Contract.

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6.   Disclosures. At least two (2) days prior to Closing, Seller shall disclose if Property is located in any zone identified in 6(A) and provide any other information required for those zones; if required by law, provide Buyer with the disclosures and other information identified in 6(B); and, if applicable, take the actions specified in 6(C) and 6(D). Buyer, within the time specified in 5(D), shall investigate the disclosures and the database described below, and take the action specified in 5(D).

A.   NATURAL HAZARD ZONE: Special Flood Hazard Areas; Potential Flooding (Inundation) Areas; Very High Fire Hazard Zones; State Fire Responsibility Areas; Earthquake Fault Zones; Seismic Hazard Zones; or any other zones for which disclosure is required by law.

B.   MISCELLANEOUS PROPERTY DISCLOSURES:

(i) "Homeowner's Guide to Earthquake Safety" & Earthquake Hazards Disclosure

If the residential dwelling was built prior to 1960, Seller shall deliver to Buyer a copy of the "Homeowner's Guide to Earthquake Safety" published pursuant to Section 10149 Bus. & Prof. of the Business and Professions Code and complete the Earthquake Hazards Disclosure contained therein.

(ii) Smoke Detector Statement of Compliance

The Smoke Detector Statement of Compliance required by California Health and Safety Code §13113.8(b) shall be delivered by Seller to Buyer and the smoke detector(s) in the residential dwelling shall conform as indicated in the Statement of Compliance.

(iii) Water Heater Certification Statement

The Seller, by signing this Contract, certifies to Buyer that all water heaters in use on the Property are braced, anchored or strapped to resist falling or horizontal displacement due to earthquake motion in compliance with California Health and Safety Code §19211.

(iv) Carbon Monoxide Alarm/Detector Certification Statement

The Seller, by signing this Contract, certifies to Buyer that one or more Carbon Monoxide Alarms/Detectors listed on the approved list maintained by the California State Fire Marshal are located in the dwelling in compliance with California Health and Safety Code §17926. The Buyer, by signing this contract, agrees that all responsibility for compliance with California Health and Safety Code §17926 transfers to Buyer upon closing.

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C.   CONDOMINIUM/COMMON INTEREST SUBDIVISION: Property is a unit in a condominium or other common interest subdivision. Seller shall request from the HOA and shall furnish to Buyer: copies of any documents required by law, disclosures of any pending or anticipated claims against the HOA, a statement containing the number and location of designated parking and storage space, copies of the most recent 12 months of HOA minutes for regular and special meetings if available, and the names and contact info of all HOAs governing the Property.

D.   NOTICE OF VIOLATION: If, prior to Close of Escrow, Seller receives notice or is made aware of any notice filed or issued against the Property for violations of any law, Seller shall immediately notify Buyer in writing.

E.   DATA BASE DISCLOSURE: Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov. Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides.

7.   Condition of the Real Property.

SELLER'S DISCLOSURE OF LEAD-BASED PAINT AND LEAD-BASED PAINT HAZARDS is required by Federal law for a residential dwelling constructed prior to 1978. An addendum providing such disclosure is not applicable.

Buyer hereby represents that he has personally inspected and examined the above-mentioned premises and all improvements thereon. Buyer hereby acknowledges that unless otherwise set forth in writing elsewhere in this contract neither Seller nor Seller's representatives, if any, have made any representations concerning the present or past structural condition of the improvements. Buyer and Seller agree to the following concerning the condition of the property:

     X       Buyer accepts the property in its "as-is" and present condition.

     X       Buyer may have the property inspected by persons of Buyer's choosing and at Buyer's expense. If the inspection report reveals defects in the property, Buyer shall notify Seller within two (2) days of receipt of the report and may cancel this contract and receive a refund of earnest money, or close this agreement notwithstanding the defects, or Buyer and Seller may renegotiate this contract, in the discretion of Seller. All inspections and notices to Seller shall be complete within two (2) days after execution of this agreement.

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               Buyer agrees that he will not hold Seller or its representatives responsible or liable for any present or future structural problems or damage to the foundation or slab of said property. If the subject residential dwelling was constructed prior to 1978, Buyer may conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards, to be completed within three (3) days after execution of this agreement. In the alternative, Buyer may waive the opportunity to conduct an assessment/inspection by indicating said waiver on the attached Lead-Based Paint Disclosure form.

MECHANICAL EQUIPMENT AND BUILT IN APPLIANCES: All such equipment is sold "as-is" without warranty, Any repairs needed to mechanical equipment or appliances, if any, shall be the responsibility of the Buyer.

UTILITIES: Water is provided to the property by the Indio Water Resources Board, Indio, California and Sewer is provided the Indio Sewer District,. Indio, California. Gas is provided by Southern California Edison and Electricity is provided by Southern California Edison.

The present condition of all utilities is accepted by Buyer.

8.   Closing. The closing of the sale will be on or before October 20, 2014 unless extended pursuant to the terms hereof and said closing shall occur upon delivery of the Quit Claim Deed, as duly executed by the Seller and the Buyer's receipt of said deed together with the Buyer's delivery of the Securities to the Seller.

Closing may be extended to within three (3) days after objections to matters disclosed in the title abstract, certificate or Commitment or by the survey have been cured. The closing date may also be extended by written agreement of the parties.

9.   Title and Conveyance. Seller is to convey title to Buyer by Quit Claim Deed. Seller will also execute a Bill of Sale, if necessary, for the transfer of any personal property. Seller shall, prior to or at closing, satisfy all outstanding mortgages, deeds of trust and special liens affecting the subject property which are not specifically assumed by Buyer herein. Title shall be good and marketable, subject only to (a) covenants, conditions and restrictions of record, (b) public, private utility easements and roads and rights-of-way, (c) applicable zoning ordinances, protective covenants and prior mineral reservations, (d) special and other assessments on the property, if any, (e) general taxes for the year 2013 and subsequent years.. If requested by Buyer, a title report shall be provided to Buyer at least three (3) days prior to closing. If there are title defects, Seller shall notify Buyer within 5 days of closing and Buyer, at Buyer's option, may either (a) if defects cannot be cured by designated closing date, cancel this contract, in which case all earnest money deposited shall be returned, (b) accept title as is, or (c) if the defects are of such character that they can be remedied by legal action within a reasonable time, permit Seller such reasonable time to perform curative work at Seller's expense. In the event that the curative work is performed by Seller, the time specified herein for closing of this sale shall be extended for a reasonable period necessary for such action. Seller represents that the property may be legally used as zoned and that no government agency has served any notice to Seller requiring repairs, alterations or corrections of any existing condition except as stated herein.

10.   Appraisal, Survey, and Termite Inspection. Any appraisal of the property shall be the responsibility of the Seller and Buyer acknowledges receipt of Seller's Appraisal Report on June 25, 2014.

11.   Possession and Title. Subject to Sections 11.01 and 11.02 of this Agreement, Seller shall deliver possession of the Property to Buyer at closing. Title shall be conveyed to Buyer. Prior to closing the property shall remain in the possession of Seller and Seller shall deliver the property to Buyer in substantially the same condition at closing, as on the date of this contract, reasonable wear and tear excepted.

11.01   Obligations of the Buyer after the Closing. From and after the Closing Date until such date as the Buyer transfers and assigns the title of the Real Property (including, but not limited to, the Personal Property) to the Seller, the Buyer agrees that it shall:

a.   Keep and maintain the Real Property in good condition;

b.   Pay and assume responsibility for the payment of all state, county, municipal, school district, water district, sewerage district and other district taxes and assessments;

c.   Undertake all actions necessary to ensure that the Real Property is not encumbered, in whole or in part, directly or indirectly, by any mortgage, deed of trust, lien, or other encumbrance.

d.   Take all such other steps and actions as reasonably necessary to ensure that the Real Property is maintained in a condition that ensures that its fair market value does not decline as a result of any action or failure to act by the Buyer.

11.02   In the Event of Encumbrance or Insolvency of Buyer or Change of Control of Buyer. In the event that:

a.   The Buyer acts or fails to act on any matter that results, direct or indirectly, in the Real Property is damaged in any material respect or becomes subject to any lien, judgment, mortgage, deed of trust, assessment, tax, or other encumbrance, both legal or equitable, or if the Seller reasonably believes that the Real Property may become subject to any said encumbrance (collectively, as the "Encumbrance Event") and the Seller does not receive written assurances from the Buyer that any such encumbrance will not be imposed on the Real Property and said assurances are not so received by the Seller within a reasonable period after the date at which the Seller delivers a written request for the same, the Seller shall have all of the rights set forth as a Default in that certain Certificate of Designation of Preferences for the Series D Preferred Stock attached hereto (the "Default Rights") and the Seller shall have the right to exercise all said rights provided thereby and the Parties hereto acknowledge and agree that any delay to exercise any or all Default Rights shall not constitute a waiver unless said waiver is in writing and Seller explicitly states that it is waiving said rights; or

b.   The Seller reasonably believes that the Buyer is or reasonably may become insolvent as that term is set forth in Chapter 7 of the United States Bankruptcy Code (collectively, as the "Insolvent Event"), then Seller shall have all rights as provided by the Default Rights and the Parties hereto acknowledge and agree that any delay to exercise any or all Default Rights shall not constitute a waiver unless said waiver is in writing and Seller explicitly states that it is waiving said rights; or

c.   The Buyer enters into one or more written or oral agreements that would reasonably result in the Buyer issuing voting shares of its capital stock or transferring voting shares of its capital stock with the result that said issuance or transfer, or both of them would reasonably result, directly or indirectly, in the change of control of the Buyer (the "Change of Control Event") or if the Seller reasonably believes that any such Change of Control Event is or maybe pending, the Parties agree that the Seller shall have the right, upon notice to the Buyer to exercise its Default Rights and the Parties hereto acknowledge and agree that any delay to exercise any or all Default Rights shall not constitute a waiver unless said waiver is in writing and Seller explicitly states that it is waiving said rights.

12.   Closing and Closing Costs. All Closing coasts shall be assumed by Seller. Closing shall occur upon the delivery of the Quit Claim Deed attached hereto as fully executed by the Seller. The Seller shall bear all closing costs and the Parties acknowledge and agree that the Seller shall receive, from the Buyer, that certain certificate representing the shares of the Buyer's Series D Preferred Stock as payment in full of Buyer's obligations to the Seller hereunder.

13.   Prorations. Taxes for the current year, interest, maintenance fees, assessments, dues and rents, if any, will be prorated through the Closing Date. If taxes for the current year vary from the amount prorated at closing, the parties shall adjust the prorations when tax statements for the current year are available. If a loan is assumed and the lender maintains an escrow account, the escrow account must be transferred to Buyer without any deficiency. Buyer shall reimburse Seller for the amount in the transferred account. Buyer shall pay the premium for a new insurance policy. If taxes are not paid at or prior to closing, Buyer will be obligated to pay taxes for the current year.

14.   Casualty Loss. If any part of the Property is damaged or destroyed by fire or other casualty loss after the effective date of the contract, Seller shall restore the Property to its previous condition as soon as reasonably possible. If Seller fails to do so due to factors beyond Seller's control, Buyer may either (a) terminate this contract and the earnest money will be refunded to Buyer, (b) extend the time for performance and the Closing Date will be extended as necessary, or (c) accept the Property in its damaged condition and accept an assignment of insurance proceeds.

15.   Default. If Buyer fails to comply with this contract, Buyer will be in default, and Seller may, return the Securities and any monies received from the Buyer. If, due to factors beyond Seller's control, Seller fails within the time allowed to make any non-casualty repairs or deliver evidence of clean title, Buyer may either (a) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (b) terminate this contract as the sole remedy and receive a refund of the earnest money. If Seller fails to comply with this contract for any other reason, Seller will be in default and Buyer may either (a) enforce specific performance (if allowed by law), seek such other relief as may be provided by law, or both, or (b) terminate this contract and recover the earnest money, thereby releasing both parties from this contract.

16.   Attorney's Fees. The prevailing party in any legal proceeding brought under or with respect to the transaction described in this contract is entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

17.   Survival of Representations. All of the representations made by the Buyer to the Seller as set forth in this Agreement (including, but not limited to those set forth in pages one and two of this Agreement) and those set forth in that certain Investment Agreement of this date shall survive the Closing and continue for a period of six (6) years after the Closing.

18.   Representations: General. Seller represents that as of the Closing Date (a) there will be no liens, assessments, or security interests against the Property which will not be satisfied out of the sales proceeds unless securing payment of any loans assumed by Buyer and (b) assumed loans will not be in default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the earnest money will be refunded to Buyer. All representations contained in this contract will survive closing. In addition, the Seller further confirms the representations set forth in that certain Investment Agreement attached hereto and incorporated by reference herein.

19.   Federal Tax Requirement. Omitted.

20.   Successors. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of each of the parties to this Agreement.

21.   Independent Counsel. Each of the Parties to this Agreement acknowledges and agrees that it has had the opportunity to be represented by independent counsel of its own choice in connection with the execution of this Agreement.

22.   Integration. This Agreement (and the Investment Agreement attached hereto), after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the Parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten. Each of the Parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.

23.   Captions. The captions by which the sections and subsections of this Agreement are identified are for convenience only, and shall have no effect whatsoever upon its interpretation.

24.   Severance. If any provision of this Agreement is held to be illegal or invalid by a court of competent jurisdiction, such provision shall be deemed to be severed and deleted; and neither such provision, nor its severance and deletion, shall affect the validity of the remaining provisions.

25.   Counterparts. This Agreement may be executed in any number of counterparts.

26.   Expenses Associated With This Agreement. Each of the Parties hereto agrees to bear its own costs, attorneys' fees and related expenses associated with this Agreement.

27.   Arbitration. Any dispute or claim arising to or in any way related to this Agreement shall be settled by binding arbitration in Indio, California but any dispute or controversy arising out of or interpreting this Agreement shall be settled in accordance with the laws of the State of California as if this Agreement were executed and all actions were performed hereunder within the State of California. All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA"). AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party. Each party shall pay its own expenses associated with such arbitration (except as set forth in Section 16 Above). A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations. The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration. The decision of the arbitrator shall be binding upon the parties and judgment in accordance with that decision may be entered in any court having jurisdiction thereof.

28.   Power to Bind. Each party to this Agreement has read and understands the contents of this Agreement and is authorized to execute it.

29.   Notices. All notices from one party to the other must be in writing and are effective when mailed to, hand-delivered to the address first stated above.

30.   Assignment & Exhibits. This agreement may not be assigned by Buyer without the consent of Seller. This Agreement may be assigned by Seller and shall be binding on the heirs and assigns of the Parties hereto. Exhibits A and B are attached hereto and are incorporated by reference herein.

31.   No Broker or Agents. The Parties represent that neither party has employed the services of a real estate broker or agent in connection with the property, or that if such agents have been employed, that the party employing said agent shall pay any and all expenses outside the closing of this agreement.

32.   Eminent Domain. If the property is condemned by eminent domain after the effective date hereof, the Seller and Buyer shall agree to continue the closing, or a portion thereof, or cancel this Contract. If the parties cannot agree, this contract shall remain valid with Buyer being entitled to any condemnation proceeds at or after closing.

33.   Investment Agreement. Attached to this Agreement is a copy of the Investment Agreement, identified as Exhibit A and Buyer acknowledges and agrees that this Agreement and the Investment Agreement have been duly approved by the Buyer's Board of Directors.

               IN WITNESS WHEREOF, the Parties hereby enter into this Agreement and affix their signatures hereto effective the first date written above.

FOR THE BUYER:

By:  _____________________________________
          Lisa Norman

Title:  President

FOR THE SELLER:

By:  _____________________________________

Title:  ____________________________________

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